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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2004
(date of earliest event reported)

MERIT MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West Merit Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (801) 253-1600

Item 9. REGULATION FD DISCLOSURE

        At the request of Institutional Shareholder Services ("ISS"), Merit Medical Systems, Inc. ("Merit") is filing this Current Report on Form 8-K for the purpose of providing to ISS and other readers additional information about fees that Merit paid to its independent auditors, Deloitte & Touche LLP ("Deloitte"), reported in its proxy statement for its 2004 Annual Meeting of Shareholders. The following table sets forth such additional information:

FEES PAID TO INDEPENDENT AUDITORS

        The following table sets forth supplemental information concerning fees billed by Deloitte for services rendered to Merit for the fiscal year ended December 31, 2003:

Audit Fees	$156,860
Audit-Related Fees	2,148
Tax Fees—Preparation and Compliance	166,468

Total Audit, Audit Related And Tax Preparation and Compliance Fees	325,476
Other Non-audit Fees:
Tax Fees—Other tax advice	26,983
All Other Fees	0

Total—Other Fees	26,893
Total—Fees	$352,459

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.
By:	/s/ KENT W. STANGER Kent W. Stanger, Chief Financial Officer, Secretary and Treasurer

May 7, 2004

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  Item 9. REGULATION FD DISCLOSURE